UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934 (Amendment No. )

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Peoples Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of PEOPLES BANCORP, INC.

Notice is hereby given that the Annual Meeting of Stockholders of Peoples Bancorp, Inc. (the “Company”) will be held at Kent Center, Inc., 215 Scheeler Road, Chestertown, Maryland 21620 at 12:30 p.m., local time, on Wednesday, May 23, 2012 for the following purposes:

1.	To vote on the election of the 12 nominees named in the enclosed proxy statement and form of proxy to the Board of Directors to serve until the 2013 Annual Meeting and until their successors are duly elected and qualify.

2.	To vote on an amendment to the Company’s By-Laws to clarify Article III relating to the duties of certain officers.

3.	To ratify the appointment of Rowles & Company, LLP as the Company’s independent auditors for fiscal year 2012;

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on March 1, 2012 will be entitled to notice of and to vote at the meeting. This proxy statement is accompanied by the Company’s Annual Report to Stockholders for the year ended December 31, 2011.

All stockholders are cordially invited to attend the meeting in person. Those who cannot attend are urged to sign, date and mail promptly the enclosed proxy in the envelope provided for that purpose. The approval of each of Proposal 1, Proposal 2 and Proposal 3 requires the affirmative vote of holders of a majority of the shares of common stock present and voting. Whether you own a few or many shares, your proxy is important in fulfilling this requirement. To assist us with planning the meeting, please mark the appropriate box on your proxy card as to whether you plan to attend the meeting in person. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

By Order of the Board of Directors,

Elizabeth A. Strong
Secretary

April 27, 2012

Important Notice Regarding the Availability of Proxy Materials

For the Stockholder Meeting to be Held on May 23, 2012:

The enclosed Proxy Statement and Peoples Bancorp, Inc.’s Annual Report to Stockholders (including its Annual Report on Form 10-K) are available at http://materials.proxyvote.com/70978T

Information on this website, other than this Proxy Statement, is not a part of this Proxy Statement.

P.O. Box 210, 100 Spring Avenue, Chestertown, Maryland 21620

410-778-3500 / Fax 410-778-2089

[THIS PAGE INTENTIONALLY LEFT BLANK]

PEOPLES BANCORP, INC.

100 Spring Avenue

P.O. Box 210

Chestertown, Maryland 21620-0210

PROXY STATEMENT

FOR

2012 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished to the stockholders of Peoples Bancorp, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 2012 Annual Meeting of Stockholders. The 2012 Annual Meeting of Stockholders will be held on Wednesday, May 23, 2012, at 12:30 p.m., local time, at Kent Center, Inc., 215 Scheeler Road, Chestertown, Maryland 21620, and at any adjournments thereof. The expense of preparing, printing, and mailing the proxies and solicitation materials will be borne by the Company. In addition to solicitations by mail, the Company may solicit proxies in person or by telephone, and arrange for brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy material to their principals at the expense of the Company. The approximate date on which this proxy statement and attached form of proxy are being mailed to stockholders is April 27, 2012.

At the 2012 Annual Meeting, the Company’s stockholders will be asked to elect the 12 nominees named in this proxy statement to serve on the Company’s Board of Directors until the 2013 Annual Meeting of Stockholders and until their successors are duly elected and qualify, to approve an amendment to the Company’s By-Laws, as amended to date (the “By-Laws”), to clarify Article III relating to the duties of certain officers, and to ratify the appointment of Rowles & Company, LLP as the Company’s independent registered public accounting firm for fiscal year 2011.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders of record as of the close of business on March 1, 2012 (the “Record Date”) of issued and outstanding shares of the Company’s common stock, par value $10.00 per share (“Common Stock”), are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the number of issued and outstanding shares of Common Stock entitled to vote is 779,512. Each share of Common Stock is entitled to one vote on each matter presented to stockholders.

The presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting shall constitute a quorum. Directors are elected by a majority of the votes cast at the meeting, so the withholding of a vote with respect to a director nominee named in Proposal 1 below will have the same effect as a vote against that nominee but a broker non-vote will have no impact on the outcome of the vote. A withheld vote, an abstention and a broker non-vote will all be counted for the purpose of determining the presence of a quorum with respect to Proposal 1. The approval of the amendment to the By-Laws, as described in Proposal 2, and the ratification of the Company’s independent registered public accounting firm for 2013, as described in Proposal 3, require a majority of all votes cast at the meeting, so abstentions and broker non-votes will be included for purposes of determining the presence of a quorum but will have no impact on the outcome of the vote. Except in cases of certain extraordinary matters for which the Company’s governing instruments or applicable law require a different proportion, the affirmative vote of a majority of all shares of Common Stock voted at the Annual Meeting is sufficient to approve any motion that comes before the meeting pursuant to Proposal 4, as described in this proxy statement. Accordingly, abstentions and broker non-votes with respect to any motion that comes before the meeting pursuant to Proposal 4 (other than certain extraordinary matters as discussed above) will be counted for purposes of determining the presence of a quorum but will have no impact on the outcome of the vote on such motion.

The shares represented by all properly executed proxies received pursuant to this solicitation will be voted as directed by the stockholder on the proxy card. If no direction is given in your proxy card, then the proxies will vote your shares FOR ALL NOMINEES named in Proposal 1, FOR the approval of the amendment to the By-Laws in Proposal 2, FOR ratification of the appointment of the Company’s independent registered public accounting firm as in Proposal 3, and in the discretion of the proxies as to any other matters that may properly come before the meeting pursuant to Proposal 4.

A proxy may be revoked by a stockholder at any time prior to its use by execution of another proxy bearing a later date, or by written notice delivered to Elizabeth A. Strong, Secretary of the Company, at the Company’s address or at the meeting. The Company’s address is P.O. Box 210, 100 Spring Avenue, Chestertown, Maryland 21620-0210 (410-778-3500).

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information as of the Record Date relating to the beneficial ownership of the Common Stock by (i) each person or group known by the Company to beneficially own more than five percent (5%) of the outstanding Common Stock; (ii) each of the Company’s directors, director nominees, and “named executive officers” (as defined below); and (iii) all directors and executive officers of the Company as a group. Generally, a person “beneficially owns” shares if he or she has or shares with others the right to vote those shares or to invest (or dispose of) those shares, or if he or she has the right to acquire such voting or investment rights or ownership within 60 days of the Record Date (such as by exercising stock options). Unless otherwise indicated below, the address of each person named below is the address of the Company.

Name	Amount Beneficially Owned		Percent of Class Beneficially Owned
Directors, Nominees and Named Executive Officers
E. Jean Anthony	400		*
Robert W. Clark, Jr.	12,052	(1)	1.5%
LaMonte E. Cooke	20		*
Gary B. Fellows	20		*
Herman E. Hill, Jr.	15,030	(2)	1.9%
H. Lawrence Lyons	138		*
Patricia Joan Ozman Horsey	53,094	(3)	6.8%
P. Patrick McClary	852		*
Alexander P. Rasin, III	40,458	(4)	5.9%
Stefan R. Skipp	50,009	(5)	6.4%
Thomas G. Stevenson	10,060	(6)	1.3%
Elizabeth A. Strong	339		*
William G. Wheatley	7,686	(7)	*
All Directors/Executive Officers as a Group (14 Persons)	190,191		24.4%

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5% Stockholders (other than listed above)

Nylon Capital Shopping Center, Inc. P. O. Box 266 Chestertown, MD 21620-0266	50,594	(8)	6.5%

Total	190,191	(9)	24.4%

Notes:

* Amount constitutes less than 1%.

(1)	Includes 967 shares owned by Mr. Clark’s son, 2,062 shares owned by Mr. Clark’s wife, and 5,156 shares owned by Clark Exempt Trust f/b/o Robert W. Clark , Jr. of which Mr. Clark and his wife serve as trustees. Mr. Clark has pledged 2,497 shares, his wife has pledged 877 shares, and the Clark Exempt Trust has pledged 5,156 shares as collateral for a loan from the Company’s wholly-owned bank subsidiary.
(2)	Includes 7,529 shares owned jointly by Mr. Hill and his wife, 1,106 shares owned by Mr. Hill’s wife, and 5,013 shares owned by JHC Family Limited Partnership.
(3)	Includes 100 shares owned by Mrs. Horsey’s husband, and 50,594 shares owned by Nylon Capital Shopping Center, Inc. over which Mrs. Horsey’s husband has voting power by virtue of his position as President, Treasurer and director of that company. The shares owned by Nylon Capital Shopping Center are the same shares attributed to Nylon Capital Shopping Center, Inc. in this table (see Note 8); Mrs. Horsey disclaims beneficial ownership of these shares.
(4)	Includes 1,422 shares held by Mr. Rasin's spouse.
(5)	Includes 10,247 shares owned by family trust accounts over which Mr. Skipp has voting power and investment discretion and 1,800 shares owned by Mr. Skipp’s children.
(6)	Includes 2,700 shares owned by the Stevenson Family Trust of which Mr. Stevenson is a trustee, 4,500 shares owned by The Bruce W. Rohrbacher Revocable Trust of which Mr. Stevenson’s wife serves as a trustee, and 375 shares owned jointly by Mr. Stevenson and his wife.
(7)	Includes 7,100 shares owned jointly by Mr. Wheatley and his wife, 132 shares owned by Mr. Wheatley’s wife, 60 shares owned by Mr. Wheatley’s wife as custodian for her children, and 175 shares jointly owned by Mr. Wheatley’s wife and children. Mr. Wheatley has pledged 6,843 shares as collateral for a loan from the Company’s bank subsidiary.
(8)	Shares are also reported as being beneficially owned by Mrs. Horsey whose husband is President, Treasurer and a director of Nylon Capital Shopping Center, Inc. (see Note 3). Nylon Capital Shopping Center, Inc. has pledged 30,000 shares as collateral for a loan from the Company’s bank subsidiary.
(9)	Total excludes 50,594 of the shares beneficially owned by Patricia Joan Ozman Horsey, which are the same shares reported for Nylon Capital Shopping Center, Inc.

E. Roy Owens, who serves the Board of Directors as Chairman Emeritus, beneficially owned 4,250 shares of Common Stock as of the Record Date.

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ELECTION OF DIRECTORS (Proposal 1)

Stockholders are being asked to vote for a total of 12 director nominees at this year’s Annual Meeting. Each director is elected to hold office for a term of one year and until his or her successor is duly elected and qualifies. Each of the Company’s incumbent directors is standing for re-election at this year’s Annual Meeting and were nominated by the Nominating Committee of the Board.

The names of the director nominees, their ages as of the Record Date, their principal occupations and business experience for the past five years, and certain other information are set forth below.

(Terms Expire in 2013)
Name	Age	Principal Occupation and Business Experience
E. Jean Anthony	67	Mrs. Anthony has served as a director of the Company and The Peoples Bank, the Company’s bank subsidiary (the “Bank”), since January 2006. She is a Certified Public Accountant and a Certified Valuation Analyst. She is a partner in the accounting firm of Anthony, Judge & Ware, LLC. She is also a member of AJW Properties, LLC, a real estate holding company.
Robert W. Clark, Jr.	62	Mr. Clark has served as a director of the Company and the Bank since December 1997. He is in the agricultural business and is owner of Fair Promise Farm, a partner in Fair Promise Family Limited Partnership, and manager of Hopewell Farm.
LaMonte E. Cooke	60	Mr. Cooke has served as a director of the Company and the Bank since December 1997. He is presently serving as Administrative Director of Queen Anne’s County Maryland Detention Center in Centreville, Maryland.
Gary B. Fellows	60	Mr. Fellows has served as a director of the Company and the Bank since December 1997. He is majority owner of Fellows Helfenbein & Newnam Funeral Home PA; a partner of Eastern Shore Genesis Partnership, a real estate holding company; a partner of Western Shore Genesis Partnership, a real estate holding company; and a partner of Chesapeake Cremation Center.
Herman E. Hill, Jr.	66	Mr. Hill has served as a director of the Company since March 1997 and of the Bank since January 1994. He is in the agricultural business, and is President of Herman E. Hill & Son, Inc., which is additionally a partner in Harborview Farms and Rock Harbor, LLC. He is also a partner of Kent Hills LLC, Massey LLC, Bakers Lane LLC, Linden LLC, K West LLC, Stepne LLC, Lynch Farm LLC, Chinquapin Partners, LLC, T & C Farms, Inc., Teal Properties, LLC, and Hill Farms, Inc. Mr. Hill is the general partner and a limited partner of both the JHC Family Limited Partnership and the Hill Family Limited Partnership. All of the foregoing entities are farms or conduct businesses related to farming.
Patricia Joan Ozman Horsey	71	Mrs. Horsey has served as a director of the Company and the Bank since January 2006. She is a realtor for Hogans Agency, Inc. and is the owner/operator of an antiques and collectible business. She is President of Unity, Inc., a real estate holding company, and Delmarva Publications, Inc., a publishing and printing company; and is a partner of H & S Investments, a real estate holding company, and Jimstown Partnership, a real estate holding company.

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P. Patrick McClary	71	Mr. McClary has served as a director of the Company since March 1997 and of the Bank since February 1991. He is a director and President of Gunther McClary Real Estate, Inc. and P. Patrick McClary Real Estate, Inc. He is also a member of Cecilton, LLC, a real estate holding company.
Alexander P. Rasin, III	68	Mr. Rasin has served as a director of the Company since March 1997 and of the Bank since September 1975. He has served as the Chairman of the Board since 2007. He is a partner of the law firm of Rasin & Wootton, and is a partner of Church Alley, LLC, a real estate holding company. During 2011, Mr. Rasin served as a County Commissioner of Kent County, Maryland.
Stefan R. Skipp	69	Mr. Skipp has served as a director of the Company since March 1997 and of the Bank since May 1979. He serves as District Public Defender in the State of Maryland, a position he has held since 1974.
Thomas G. Stevenson	64	Mr. Stevenson has served as a director of the Company since March 1997 and of the Bank since August 1990. He is President, Chief Executive Officer, and Chief Financial Officer of the Company and of the Bank. Prior to May 2000, Mr. Stevenson served as Executive Vice President of the Company and the Bank.
Elizabeth A. Strong	63	Mrs. Strong has served as a director of the Company since March 1997 and of the Bank since January 1995. She currently serves as the Secretary of the Board. She is the former owner and manager of the Rock Hall Insurance Agency in Rock Hall, Maryland.
William G. Wheatley	59	Mr. Wheatley has served as a director of the Company since March 1997 and of the Bank since December 1995. He also serves as an Executive Vice-President and Loan Administrator of the Bank. Prior to May 2001, Mr. Wheatley served as Senior Vice President of the Company and the Bank.

The Board of Directors recommends that you vote FOR ALL NOMINEES named above.

QUALIFICATIONS OF DIRECTOR NOMINEES

In addition to bringing extensive knowledge of the communities served by the Company through their involvement with their communities, as business partners and volunteers, the Nominating Committee believes that all director nominees possess a diverse balance of skills, business experience and expertise necessary to provide leadership to the Company. The following discussion sets forth the specific experience, qualifications, other attributes and skills of each director nominee and continuing director that led the Nominating Committee to determine that such person should serve on the Board of Directors.

E. Jean Anthony. Education gained through her B.S. Degree in Accounting from the University of Maryland. Accounting and business experience gained through her education and CPA certification and through owning and operating a successful accounting firm of Anthony, Judge & Ware, LLC. Banking and director experience gained through her service as a past director of Second National Bank, Kent Savings & Loan, and Chesapeake Bank & Trust. Community involvement through her positions as officer and director of various community organizations.

Robert W. Clark, Jr. Education gained through his B.S. Degree from York College. Business experience gained through his ownership and operation of a successful farming operation. Director experience gained through his past service as Chairman of the Kent County Agricultural Preservation Board, his service as

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a director of Kent County Weed Control Board, and his past service on the Kent & Queen Anne’s Petroleum Board, Southern States Kent Coop, Inc. Board, and Kent County Farm Bureau.

LaMonte E. Cooke. Education gained through an Associates Degree from Chesapeake College and his Maryland State Police Certification from Salisbury State College. Business experience gained through his position of Administrative Director of Queen Anne’s County Maryland Detention Center.

Gary B. Fellows. Education gained through Catonsville College of Mortuary Science. Business experience gained through his ownership and operation of a successful mortuary business. Director experience gained through his service on the Board of Kent & Queen Anne’s Hospital, Magnolia Hall Nursing Home, and Kent Hospice Foundation. Community involvement through his positions as officer and director of various community organizations.

Herman E. Hill, Jr. Business experience gained through his ownership and operation of a successful farming operation. Community involvement with various local organizations.

Patricia Joan Ozman Horsey. Education gained through her B.S. Degree, cum laude, in Urban Studies from the University of Maryland, University College. Business experience gained through her previous ownership and operation of a successful clothing store, real estate experience gained as a Realtor for Hogans Agency, Inc, and director experience gained through her service on the Board of Kent & Queen Anne’s Hospital. Community involvement with various local organizations.

P. Patrick McClary. Education gained through his B.A. Degree and Master’s Degree from the University of Delaware and post graduate studies from Rice University and Sonoma State. Business experience gained through his 25 years of teaching at Brandywine High School, 32 years in real estate sales, including as current owner/broker of Gunther McClary Real Estate, Inc. and P. Patrick McClary Real Estate, Inc., through which he specializes in the development and brokerage of waterfront properties on the Upper Eastern Shore of Cecil, Kent and Northern Queen Anne’s Counties, as general partner of Cecilton, LLC, a real estate holding company, past President of Cecil County Board of Realtors, and former member of the Governor’s Commission Upper Eastern Shore Tributary Strategy Team.

Alexander P. Rasin III. Education gained through his B.A. Degree from Washington & Lee University and his Juris Doctor Degree from the University of Maryland Law School. Business experience gained through his ownership and operation of a successful law firm, Rasin & Wootton. Community involvement through his positions as officer and director of various community organizations, including on the Board of the Historical Society of Kent County and as Chairman of the Chestertown Ethics Commission until 2010.

Stefan R. Skipp. Education gained through his B.A. Degree from the University of Maryland and his Juris Doctor Degree from the University of Maryland Law School. Business experience gained through the practice of law as a Public Defender in the State of Maryland since 1974.

Thomas G. Stevenson. Education gained through his B.A. Degree in English from Washington College and as a graduate of the Maryland Banker’s School. Banking and business experience gained through 39 years of service with financial institutions, including his present position as President, Chief Executive Officer, and Chief Financial Officer of the Bank since May 2000. Director and community involvement through service on the Boards of several community organizations and on the Board of the Company and the Bank.

Elizabeth A. Strong. Education gained through her studies at Stratford Business School in Baltimore, Business experience gained through her previous ownership and operation of a successful insurance agency.

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Community involvement with various local organizations, including as Treasurer of the Maryland Oystermen Association and the Kent County Watermen’s Association.

William G. Wheatley. Education gained through his B.A. Degree in History from Hampden-Sydney College and as a graduate of Maryland Banker’s School. Banking and business experience gained through 31 years of service with the Bank, including as Executive Vice President and Loan Administrator since 2001. Director experience gained through his service on the Board of the Bank since 1995 and on the Board of the Company since 1997.

CORPORATE GOVERNANCE MATTERS

Board Committees

The Company’s Board of Directors has an Audit Committee, a Nominating Committee and a Capital Committee. The Board does not have a separate committee responsible for executive compensation. All executive officers of the Company also serve as an executive officer of the Bank and are paid by, and only for their service to, the Bank. Accordingly, decisions and recommendations regarding executive compensation and benefit plans are made by the Personnel/Compensation Committee of the Bank (the “Compensation Committee”). Each of these committees is described below.

The Company’s Audit Committee was established pursuant to Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and consists of Robert W. Clark, Jr., Gary B. Fellows, Patricia Joan Ozman Horsey, and E. Jean Anthony, Chair. The Board has determined that Mrs. Anthony qualifies as an “audit committee financial expert” as that term is defined by Item 407 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (the “SEC”). The Audit Committee assists the Board in monitoring the integrity of the financial statements, the performance of the Company’s internal audit function, and compliance by the Company with legal and regulatory requirements, and it oversees the qualification, performance and independence of the Company’s outside auditors, including whether satisfactory accounting procedures are being followed. During 2011, the Audit Committee held seven meetings. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which was attached as Appendix A to this Proxy Statement. The Audit Committee Charter is not available on the Company’s website.

The Company’s Nominating Committee consists of Alexander P. Rasin III, Chair, Gary B. Fellows, Herman E. Hill, Jr., P. Patrick McClary, Stefan R. Skipp, and Thomas G. Stevenson and is responsible for identifying qualified individuals for nomination to the Board of Directors, considering candidates for nomination proposed by stockholders of the Company, and recommending director nominees to the Board (see “Director Recommendations and Nominations” below). During 2011, the Nominating Committee held one meeting. The Nominating Committee does not have a written charter.

The Compensation Committee is responsible for reviewing and advising the Board of Directors of the Bank with respect to executive compensation, director compensation and all other compensation and general benefits policies of the Bank. The members of the Compensation Committee are P. Patrick McClary, Chair, LaMonte E. Cooke, Herman E. Hill, Jr., Elizabeth A. Strong, and E. Jean Anthony. The Compensation Committee does not have a written charter. The Compensation Committee held three meetings in 2011.

The Capital Committee is responsible for overseeing the Company’s implementation of and compliance with the Company’s capital plan. Its members are Alexander P. Rasin, Chair, Stefan R. Skipp, Vice Chair, Patricia Joan Horsey, Robert W. Clark, Jr., Thomas G. Stevenson, and William G. Wheatley. The Capital Committee held two meetings during 2011.

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Board Leadership Structure and Risk Oversight

The position of Chairman of the Board of Directors and the position of President and Chief Executive Officer are not held by the same person. The Board’s philosophy is and has been to fill the position of Chairman with the director who has the longest tenure and, thus, the most experience on the Board. The foregoing structure is not mandated by any provision of law or the Company’s Charter or Bylaws, but the Board of Directors believes that this structure provides the best balance of authority between management and the Board.

The duties of the Chairman include: (i) acting as a liaison and channel for communication between the independent directors and the President and Chief Executive Officer; (ii) providing leadership to ensure the Board works cohesively and independently and during times of crisis; (iii) advising the Chief Executive Officer as to the quality, quantity and timeliness of information from executive management to the independent directors; (iv) being available to consult with the President and Chief Executive Officer and other directors on corporate governance practices and policies; (v) coordinating the assessment of Board committee structure, organization and charters and evaluating the need for change, as well as committee membership; (vi) together with the chairperson of the Nominating Committee, interviewing all Board candidates and making recommendations concerning such candidates; (vii) coordinating, developing the agenda and leading executive sessions of the independent directors and communicating the results thereof the President and Chief Executive Officer; (viii) ensuring appropriate segregation of duties between board members and management; (ix) suggesting agenda items for Board meetings; and (x) together with the chairperson of the Compensation Committee, communicating the Board’s evaluation of the performance of the President and Chief Executive Officer.

The Board of Directors is actively involved in the Company’s risk oversight activities through the work of its committees and through the work of the boards of directors and committees of the Company’s subsidiaries, a number of which have Company directors as members.

In addition to the foregoing, the Company has adopted a Code of Ethics that applies to all of its directors, officers, and employees, including its principal executive officer, principal financial officer, principal accounting officer or comptroller, and person performing similar functions.

Director Independence

To determine whether directors are “independent”, the Board has adopted the independence standards of The New York Stock Exchange (“NYSE”) Listed Company Manual. The Board has determined that each of E. Jean Anthony, Robert W. Clark, Jr., LaMonte E. Cooke, Gary B. Fellows, Herman E. Hill, Jr., Patricia Joan Ozman Horsey, P. Patrick McClary, Alexander P. Rasin, III, Stefan R. Skipp, and Elizabeth A. Strong is an “independent director” as defined by Rule 303A.02 of the NYSE Listed Company Manual. Each member of the Nominating Committee, other than Mr. Stevenson, and each member of the Compensation Committee is an “independent director” as defined by that rule, and each member of the Audit Committee meets the audit committee independence standards of NYSE Listed Company Manual Rule 303A.07. In determining that each of the independent directors is independent, the Board considered the following transactions that are not disclosed below in the section entitled “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS”: for Mr. Rasin, legal services rendered to the Company and the Bank by a law firm of which he is a partner; and for Mr. McClary, office space rented to the Company’s subsidiary, Fleetwood, Athey, MacBeth, and McCown, Inc., by a company of which he is owner and president.

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Board Meeting Attendance

The Company’s Board of Directors held 25 meetings in 2011. No incumbent director during the last full fiscal year attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which that person has been director); and (ii) the total number of meetings held by all committees of the Board on which that person served (during the period served).

Chairman Emeritus

The Board has appointed E. Roy Owens to serve as Chairman Emeritus. Mr. Owens is invited to attend Board meetings, but he may not vote on any matter that is brought before the Board. Mr. Owens formerly served as Chairman of the Board and the Board believes that his experience and insight provide valuable guidance and assistance to the Board. During 2011, Mr. Owens attended 24 Board meetings.

Director Recommendations and Nominations

The Nominating Committee of the Company’s Board of Directors is responsible for assembling and maintaining a list of qualified candidates to fill vacancies on the Board, and it periodically reviews this list and researches the talent, skills, expertise, and general background of these candidates. The Nominating Committee will from time to time review and consider candidates recommended by stockholders. Stockholder recommendations must be submitted in writing to: Peoples Bancorp, Inc., 100 Spring Avenue, Chestertown, Maryland 21620, Attn: Stephanie L. Usilton, Senior Vice President; and must specify (i) the recommending stockholder’s contact information, (ii) the class and number of shares of the Company’s common stock beneficially owned by the recommending stockholder, (iii) the name, address and credentials of the candidate for nomination, and (iv) the candidate’s consent to be considered as a candidate. The Nominating Committee employs the same selection method regardless of whether a director candidate is recommended by a stockholder or chosen independently by the Nominating Committee.

It should be noted that a stockholder recommendation is not a nomination, and there is no guarantee that a candidate recommended by a stockholder will be approved by the Nominating Committee or nominated by the Board of Directors.

The Nominating Committee does not have a formal policy under which it considers the diversity of candidates for directorship when making nomination recommendations. The Nominating Committee periodically reviews its list of candidates available to fill Board vacancies and researches the talent, skills, expertise, and general background of these candidates. In evaluating candidates for nomination, the Nominating Committee uses a variety of methods and regularly assesses the size of the Board, whether any vacancies are expected due to retirement or otherwise, the need for particular expertise on the Board, and whether the Company’s market areas are adequately represented by Board members. In nominating director candidates, the Nominating Committee generally seeks to choose individuals that have skills, education, experience and other attributes that will compliment and/or broaden the strengths of the existing directors. The Nominating Committee also looks for candidates that have strong civic and community relationships. No candidate will be considered for nomination unless he or she is of good character and is willing to devote adequate time to Board duties.

Stockholder Communications with the Board of Directors

Stockholders may contact the Company’s Board of Directors by contacting Stephanie L. Usilton, Senior Vice President, Peoples Bancorp, Inc., 100 Spring Avenue, Chestertown, Maryland 21620 or (410) 778-3500. All comments will be forwarded directly to the Chairman of the Board for consideration.

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The Company believes that the Annual Meeting of Stockholders is an opportunity for stockholders to communicate directly with directors and, accordingly, expects that all directors will attend each Annual Meeting. A stockholder who wishes to discuss issues directly with directors should consider attending the Annual Meeting of Stockholders. All persons who were serving as directors at the 2011 Annual Meeting were in attendance.

DIRECTOR COMPENSATION

The following table provides information about compensation paid to or earned by the Company’s directors during 2011 other than directors who are also named executive officers. Compensation information for directors who are also named executive officers is set forth in the Summary Compensation Table below.

DIRECTOR COMPENSATION TABLE
Name	Fees earned or paid in cash ($)	All other compensation ($)	Total ($)
Mrs. Anthony	19,980	-	19,980
Mr. Clark	14,795	-	14,795
Mr. Cooke	13,780	-	13,780
Mr. Fellows	14,779	-	14,779
Mr. Hill	16,297	-	16,297
Mrs. Horsey	22,640	-	22,640
Mr. McClary	17,710	-	17,710
Mr. Owens (1)	5,160	-	5,160
Mr. Rasin	12,190	-	12,190
Mr. Skipp	12,620	-	12,620
Mrs. Strong	14,624	-	14,624
Note:
(1) Amounts reflect fees paid for serving as Chairman Emeritus.

Directors of the Company also serve on the Board of Directors of the Bank and are compensated only for serving on the Bank’s Board and its committees. Non-employee directors receive $430 for each Board meeting attended. The Chairman of the Board and the Secretary of the Board receive $440 and $435, respectively, per Board meeting attended. Non-employee members of the Executive Committee receive $300 for each committee meeting attended, except for the chairperson of that committee who receives $310 for each committee meeting attended. Non-employee members of other committees receive $210 per meeting attended, except that non-employee members of the Pension/Profit Sharing 401(k) Committee receive only an annual retainer fee of $260. Each non-employee director is also paid an annual retainer fee of $1,250. All directors are reimbursed for reasonable travel expenses incurred in connection with Board service.

Mr. Owens, as Chairman Emeritus, receives $215 for each meeting of the Board that he attends.

The Compensation Committee periodically reviews peer group information and, if appropriate, makes recommendations to the Bank’s Board with respect to appropriate adjustments to director compensation levels.

AUDIT COMMITTEE REPORT

The Audit Committee has (i) reviewed and discussed the Company’s audited consolidated financial statements for fiscal year ended December 31, 2011 with Company management; (ii) discussed with Rowles & Company, LLP, the Company’s independent registered public accounting firm, all matters required to be

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discussed by Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU § 380), as adopted by the Public Company Accounting Oversight Board; and (iii) received the written disclosures and the letter from Rowles & Company, LLP, required by applicable requirements of the Public Company Accounting Oversight Board regarding Rowles & Company, LLP’s communications with the Audit Committee concerning independence, and has discussed with Rowles & Company, LLC its independence. Based on this review and these discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2011 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

AUDIT COMMITTEE

By:	E. Jean Anthony, Chairperson
Robert W. Clark, Jr.
Gary B. Fellows
Patricia Joan Ozman Horsey

EXECUTIVE OFFICERS

Information about the Company’s current executive officers is provided below.

Thomas G. Stevenson, 64, has served as the President of the Company and the Bank since May 24, 2000, and as Chief Executive Officer and Chief Financial Officer of the Company and the Bank since May 29, 2002. He is also a trustee of the Employees’ Retirement Plan of the Bank. Prior to May 2000, Mr. Stevenson served as Executive Vice President of the Company and the Bank.

H. Lawrence Lyons, 59, has served as an Executive Vice President of the Company and of the Bank since May 23, 2001 and is in charge of operations. He also manages the Bank’s non-deposit product sales program. Prior to May 2001, he served as Senior Vice President of the Company and of the Bank.

Thomas A. Tucker, 53, has served as an Executive Vice-President of the Company and of the Bank since May 28, 2003 and is in charge of business development. Prior to May 2003, Mr. Tucker served as Senior Vice President of the Company and the Bank.

William G. Wheatley, 59, has served as an Executive Vice-President of the Company and of the Bank since May 23, 2001 and is in charge of loan administration. Prior to May 2001, Mr. Wheatley served as Senior Vice President of the Company and the Bank.

EXECUTIVE COMPENSATION

The following table sets forth for each of the last two fiscal years the total remuneration for services in all capacities awarded to, earned by, or paid to the Company’s President and Chief Executive Officer (the “CEO”), and the two most highly compensated executive officers of the Company other than the CEO who were serving as executive officers as of December 31, 2011 and whose total compensation exceeded $100,000 during 2011 (the CEO and such other officers are referred to as the “named executive officers”). All of the Company’s named executive officers serve in identical capacities at the Bank, and they receive compensation only for their service at the Bank. We do not maintain equity compensation or non-qualified deferred compensation arrangements for our named executive officers.

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SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($) (1)	Bonus ($)	Nonequity incentive plan compensation ($)	All other compensation ($) (2)-(4)	Total ($)
Thomas G. Stevenson,	2011	218,926	-	-	451	219,377
President, CEO/CFO	2010	218,926	-	-	451	219,377

William G. Wheatley,	2011	100,130	-	-	546	100,676
Executive Vice President	2010	100,130	-	-	546	100,676

H. Lawrence Lyons,	2011	102,737	-	-	567	103,304
Executive Vice President	2010	102,737	-	-	567	103,304

Notes:

(1)	Messrs. Stevenson and Wheatley do not receive director’s fees for their service on the Boards of Directors of the Company or the Bank.
(2)	For Mr. Stevenson, amounts include the economic value of life insurance coverage under the Bank’s group term life insurance plan of $451 for both 2010 and 2011.
(3)	Amounts for Mr. Wheatley include a matching contribution under the Bank’s Profit Sharing 401(k) Plan of $300 for both 2010 and 2011, and the economic value of life insurance coverage under the Bank’s group term life insurance plan of $246 for both 2010 and 2011.
(4)	Amounts for Mr. Lyons include a matching contribution under the Bank’s Profit Sharing 401(k) Plan of $308 for both 2010 and 2011, and the economic value of life insurance coverage under the Bank’s group term life insurance plan of $259 for both 2010 and 2011.

Employment Arrangements and Compensation Philosophy

Executive officers are employed on an at-will basis and are not parties to any written employment agreement.

The Compensation Committee is charged with establishing executive compensation. The basic philosophy of the Company’s compensation program is to offer a competitive compensation package to all executive employees that takes into account both individual contributions and corporate performance. The CEO assists the Compensation Committee by reviewing the employee salary recommendations of the Bank’s Human Resources Officer before they are presented to the Compensation Committee and by making suggestions to the Compensation Committee based on his view of an employee’s annual performance, but all salary decisions are recommended by the Compensation Committee and approved by the Board. No executive officer plays any role in determining or recommending incentive plan compensation awards, except to the extent that an executive also serves as a director and then only to the extent of his or her single vote on compensation matters.

Executive compensation consists of three principal elements: (i) base salary; (ii) incentive compensation paid in cash that is variable, fluctuates annually and is linked to the Bank’s return on average assets (“ROA”) (and is, therefore, at risk); and (iii) retirement benefits. In addition, executive officers are eligible for life insurance coverage under the Bank’s group term life insurance plan and recognize income each year in an amount equal to the assumed cost of his or her life protection. All salary and benefits are paid or provided by the Bank.

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Base salaries are set at levels intended to foster career development among executives, consistent with the long-term nature of our business objectives. In setting base salary levels, consideration is given to salary levels paid to executives holding similar positions at other comparable community banking organizations. Annual salary adjustments are determined after considering the executive’s performance during the immediately preceding year. In addition, each year the Bank subscribes to a compensation salary survey product offered by Independent Community Bankers of America. This annual salary/benefits survey shows compensation data submitted by various financial institutions. The survey segregates the data among: (i) Survey Participants by Federal Reserve District, (ii) Survey Participants by Size in Total Assets, (iii) Survey Participants by Number of Branches, (iv) Survey Participants by Number of Employees, (v) Survey Participants by Population of Service Area, and , and (vii) Survey Participants by Geographic Region. The Bank’s Human Resources Officer reviews the information in these surveys and compares the compensation paid to our executive officers to that paid by the Bank’s competitors. In comparing the Bank to these other institutions, we consider asset size, market areas and type of institution. This information is communicated to the Compensation Committee, which reviews the data and, if warranted, recommends adjustments to the Board of Directors for approval. For purposes of this analysis, the Bank generally aims to fix executive salaries such that they approximate the salaries paid by peer institutions of similar type, size and geographic characteristics.

The salaries proposed to be paid in 2012 to Messrs. Stevenson, Wheatley, and Lyons are $218,926, $100,130, and $102,737, respectively.

Incentive Compensation Program

The Bank maintains a non-equity incentive compensation program that essentially is a bonus pool from which cash distributions can be made to all eligible employees in recognition of their efforts, dedication and ideas. Each year, subject to a minimum ROA performance threshold established by the Compensation Committee, an amount of cash equal to 1.5% of that year’s ROA, up to a maximum of $100,000, is deposited into a pool and distributed among the eligible employees based upon the relationship that each employee’s annual salary bears to the total annual salaries of all eligible employees. So, for each eligible employee, the Compensation Committee divides his or her base salary by the aggregate of all base salaries paid to all eligible employees, and the employee receives that percentage of the pool. There is no fixed individual minimum, target or maximum award levels.

The Compensation Committee believes that awards based on the relationship that a recipient’s salary bears to all salaries provide a fair method of distribution and of recognizing the relative importance of each eligible employee to the Company. For purposes of the plan, an employee is “eligible” if he or she was an active employee as of the last business day of November of each year, and an eligible employee is entitled to receive a distribution so long as he or she was an active employee of the Bank on the payment date except in the case of an employee who is separated from the Bank because of death or disability, in which case the employee will receive a portion of the award as determined by the Board. For 2011, each of the named executive officers was an eligible employee. An employee who resigns prior the date of payment with 20 years or more of service will be eligible to receive a pro-rated incentive payment to be paid in December of the year of resignation.

For 2011, the ROA threshold was 1.10% and the actual ROA (calculated in November 2011) was negative at (.52)%. Accordingly, none of the named executive officers earned an incentive bonus for 2011.

Employees’ Retirement Plan

In furtherance of the Bank’s belief that every employee should have the ability to accrue valuable retirement benefits, the Bank has established a Profit Sharing 401(k) Plan. The Profit Sharing 401(k) Plan is available to all of our employees who are at least 21 years old and have completed 12 months of service. Each year, in addition to each active member’s salary deferrals, the Bank may make matching contributions and

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discretionary profit sharing payments for the benefit of each employee. The decision to make profit sharing payments is made for a particular year by the Compensation Committee in the third quarter of the year, and the total amount paid, if any, is based on our performance for that year, with allocations among all eligible employees based on salary level. All employee contributions and employer matching contributions to the 401(k) portion of the plan are immediately 100% vested, and profit sharing payments are vested incrementally over a six-year period. Pre-tax and matching contributions may be withdrawn while a member is employed by the Company or Bank even if the member has not reached age 59½ in circumstances of financial hardship or in certain other circumstances pursuant to plan restrictions.

Pension Plan

The Bank has established a defined benefit pension plan to provide post-retirement benefits to employees. The pension plan, known as the “Employees’ Retirement Plan”, is available to employees who are at least 21 years old and have completed 1,000 hours of service within a 12 consecutive month period. Pension benefits are based on years of service and the annual average of the participant’s compensation averaged over the five highest plan years, whether or not consecutive, ending in the current plan year or in any prior plan year within the last 10 years of service.

An employee is 100% vested in the plan after five years of service. A participant’s compensation for a particular year consists of amounts reported as gross income on the participant’s IRS Form W-2 for that year, increased by the participant’s salary deferral contributions to the Profit Sharing 401(k) Plan, plus the economic value of any life insurance coverage provided by the Bank.

At December 31, 2011, the value of accumulated benefits for Messrs. Stevenson, Wheatley and Lyons were $561,000, $209,000, and $247,000, respectively. These amounts are determined based on the method and assumptions discussed in Note 12 to the Company’s consolidated financial statements found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

AMENDMENT TO THE BY-LAWS (Proposal 2)

At the Annual Meeting, stockholders will be asked to adopt a resolution approving an amendment to Article III of the By-Laws of the Company (the “Amendment”) to clarify certain provisions relating to the duties of the Chairman of the Board, President and Executive Vice-President. These clarifications are intended to ensure that the duties of the Chairman will be exercised only by a director of the Company. A copy of the resolution, which contains the text of the Amendment, is attached to this proxy statement as Appendix B and is incorporated herein by reference.

The Board has declared advisable and approved the Amendment and directed that it be submitted to stockholders for consideration at the Annual Meeting.

Reasons for the Proposal

The duties of the Chairman of the Board and of the President are set forth in Section 3 of Article III of the By-Laws, and the duties of the Executive Vice-President, if one is elected, are set forth in Section 4 of Article III of the By-Laws. Section 3 provides that, in addition to superintending and directing the general management of the Company, the President shall have the duties of the Chairman if the Chairman should be absent. Section 4 provides that the Executive Vice-President shall have the duties of the President if the President should be absent. Although the Company’s President is also an elected director, there can be no assurance that the President will always also serve as a director. Likewise, although one of the Company’s Executive Vice-Presidents is also an elected director, the other two Executive Vice-Presidents are not and, in any event, there can be no assurance that any Executive Vice-President will always also serve as a director. As currently drafted, then, these sections of the Article III of the By-Laws could permit an officer who is not

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also an elected director of the Company to exercise the duties of the Chairman in the event that the Chairman is absent. Because the Board believes that the duties of the Chairman should be exercised only by a director, the Board believes that Article III of the By-Laws should be amended to provide that only an elected director may exercise the duties of the Chairman in his or her absence.

The Amendment would revise Section 3 so that it addresses the duties only of the Chairman and not also the duties of the President. As amended, it would provide that, in the absence of the Chairman, his or her duties will be exercised by (a) the President, if he is also a director, (b) in the absence of the President or if the President is not also a director, the elected Chairman of the Executive Committee of the Board, or (c) if neither item (a) nor item (b) applies, a director designated by the Board of Directors for such purpose. Under the Amendment, the duties of the President in superintending and directing the general management of the Company would be moved to Section 4, and the duties of the Executive Vice-President would be moved to Section 5. Amended Section 5 would make it clear that, in the absence of the President, the duties of the Executive Vice-President would be limited to superintending and directing the general management of the Company. Current Sections 5 through 11 would be renumbered as Sections 6 through 12 but would otherwise remain unchanged.

Dissenters’ Rights.

Under the Maryland General Corporation Law, stockholders will not have any dissenters’ or appraisal rights in connection with the Amendment.

Required Vote

As discussed above, the adoption of the resolution approving the Amendment requires approval by a majority of the votes cast at the Annual Meeting. Broker non-votes and abstentions, if any, will be counted for purposes of determining the presence of a quorum but will have no impact on the outcome of the vote.

The Board of Directors recommends that stockholders vote FOR the approval of the resolution to approve the Amendment.

RATIFICATION OF THE SELECTION OF ROWLES & COMPANY, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal 3)

Stockholders will also be asked to ratify the Audit Committee’s appointment of Rowles & Company, LLP to audit the books and accounts of the Company for the fiscal year ended December 31, 2012. Rowles & Company, LLP has served as the Company’s auditing firm since 1949. Rowles & Company, LLP has advised the Audit Committee and the Board of Directors that neither it nor any of its members or associates has any direct financial interest in or any connection with the Company other than as the independent registered public accounting firm. A representative of Rowles & Company, LLP is expected to be present at this year’s Annual Meeting, will have an opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

Because your vote is advisory, it will not be binding upon the Audit Committee, overrule any decision made by the Audit Committee, or create or imply any additional fiduciary duty by the Audit Committee. The Audit Committee may, however, take into account the outcome of the vote when considering future auditor appointments.

The Board of Directors recommends that you vote FOR the ratification of the Appointment of Rowles & Company, LLP as the Company’s independent registered public accounting firm for 2012.

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AUDIT FEES AND SERVICES

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Rowles & Company, LLP for fiscal years 2011 and 2010:

	FY 2011 ($)	FY 2010 ($)
Audit Fees	67,799	62,250
Audit-Related Fees	-	-
Tax Fees	6,986	6,000
All Other Fees	10,999	4,086
Total	85,784	72,335

Audit services of Rowles & Company, LLP for fiscal years 2011 and 2010 consisted of the audit of the consolidated financial statements of the Company and quarterly reviews of financial statements and review of SEC filings. “Tax Fees” incurred in fiscal years 2011 and 2010 include charges primarily related to tax return preparation and tax consulting services. “All Other Fees” in 2011 and 2010 relate to discussions regarding capital planning and regulatory compliance attestation services. The Audit Committee has reviewed summaries of the services provided and the related fees and has determined that the provision of non-audit services is compatible with maintaining the independence of Rowles & Company, LLP.

The Audit Committee’s policy is to pre-approve all audit and permitted non-audit services, except that certain de minimis non-audit services, as defined in Section 10A(i)(1) of the Exchange Act, are not foreseeable and are separately approved by the Audit Committee prior to the completion of the independent auditor’s audit. All of the 2011 and 2010 services were pre-approved by the Audit Committee, except for the services described under “All Other Fees” for each year, which were de minimis services and were approved by the Audit Committee prior to the completion of the respective audits.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

For SEC disclosure purposes, the term “related party transaction” is generally defined as any transaction (or series of related transactions) involving the Company or any of its subsidiaries where any director, director nominee, or executive officer of the Company, any holder of more than 5% of the outstanding voting securities of the Company, or any immediate family member of the foregoing persons has or will have a direct or indirect interest, and where the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at the end of the last two fiscal years. The term includes most financial transactions and arrangements, such as loans, guarantees and sales of property, and remuneration for services rendered (as an employee, consultant or otherwise) to the Company not otherwise disclosed in the Company’s proxy statements.

During the past two fiscal years, the Bank has had banking transactions in the ordinary course of its business with “related persons” on substantially the same terms, including interest rates, collateral, and repayment terms on loans, as those prevailing at the same time for comparable transactions with persons not related to the Bank. The extensions of credit by the Bank to these persons have not and do not currently involve more than the normal risk of collectability or present other unfavorable features.

Except for the loan and compensation arrangements discussed above, the Company and its subsidiaries did not engage in any transaction during 2011 or 2010 with any related person in which the amount involved exceeded the disclosure threshold stated above. During 2012, the Bank retained P. Patrick McClary Real Estate, Inc. to provide consulting services in respect of certain other real estate owned and it retained Gunther McClary Real Estate, Inc. to act as a real estate broker for that same other real estate owned. The Company is not able to approximate the amounts that might be paid to these entities during the remainder of 2012. Thus far in 2012, the

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Bank paid $4,350 to P. Patrick McClary Real Estate, Inc. for its services and $10,875 to Gunther McClary Real Estate, Inc. for its services.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the Company’s directors and executive officers and persons who own more than 10% of the Common Stock file with the SEC an initial report of beneficial ownership of the Common Stock, periodic reports of changes in beneficial ownership of the Common Stock, and, in certain cases, annual statements of beneficial ownership of the Common Stock. Based solely on a review of copies of such reports furnished to the Company, or on written representations that no reports were required, the Company believes that all directors, executive officers and holders of more than 10% of the Common Stock complied in a timely manner with the filing requirements applicable to them with respect to transactions during the year ended December 31, 2011.

FINANCIAL STATEMENTS

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which contains audited financial statements for the year ended December 31, 2011 accompanies this Proxy Statement. A copy of the Form 10-K may be obtained without charge upon written request to Stephanie L. Usilton, Senior Vice President, Peoples Bancorp, Inc., P.O. Box 210, 100 Spring Avenue, Chestertown, Maryland 21620.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

A stockholder who desires to present a proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) to be included in the Proxy Statement and voted on by the stockholders at the 2013 Annual Meeting of Stockholders must submit such proposal in writing, including all supporting materials, to the Company at its principal office no later than December 28, 2012 (120 days before the date of mailing based on this year’s Proxy Statement date) and meet all other requirements for inclusion in the Proxy Statement. Additionally, pursuant Rule 14a-4(c)(1) under the Exchange Act, if a stockholder intends to present a proposal for business to be considered at the 2013 Annual Meeting of Stockholders but does not seek inclusion of the proposal in the Company’s Proxy Statement for such meeting, then the Company must receive the proposal by March 13, 2013 (45 days before the date of mailing based on this year’s Proxy Statement date) for it to be considered timely received. If notice of a stockholder proposal is not timely received, the proxies will be authorized to exercise discretionary authority with respect to the proposal.

OTHER BUSINESS

As of the date of this proxy statement, management does not know of any other matters that will be brought before the 2012 Annual Meeting requiring action by stockholders. If any other matters requiring the vote of the stockholders properly come before the meeting, however, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with the discretion of management. The persons designated as proxies will also have the right to approve any and all adjournments of the meeting for any reason.

Chestertown, Maryland	By Order of the Board of Directors
April 27, 2012

Elizabeth A. Strong
Secretary

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APPENDIX A

AUDIT COMMITTEE CHARTER

PEOPLES BANCORP, INC.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.	Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Peoples Bancorp, Inc. (the “Company”) is to assist the Board by monitoring:

1.	the integrity of the external financial statements of the Company;

2.	the independent auditors’ qualifications and independence;

3.	the performance of the Company’s and its subsidiaries’ internal audit function and independent auditors’

4.	the Company’s system of internal controls;

5.	the Company’s financial reporting and system of disclosure controls; and

6.	the compliance by the Company with legal and regulatory requirements.

The Committee’s job is one of oversight as set forth in this charter. It is not the duty of the Committee to prepare the Company’s financial statements, to plan or conduct audits, or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”). The Company’s management is responsible for preparing the Company’s financial statements and for maintaining internal controls, and the independent auditors are responsible for auditing the financial statement. Nor is it the duty of the Committee to assure compliance of the Company’s policies and procedures with applicable laws and regulations. The Committee acknowledges that it is not subject to the rules of the Securities and Exchange Commission and the NASDAQ, but references herein to such rules refer to the adoption thereof by the Company as a best practice.

II.	Membership

1.	The Committee shall be comprised of three or more members of the Board.

2.	Each member of the Committee shall be “independent” as defined by applicable law, SEC rules and regulations and the rules of the NASDAQ, each as they may be interpreted or amended from time to time (“Applicable Law, Rules and Regulations”), except as otherwise permitted by Applicable Law, Rules and Regulations.

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3.	Each member of the Committee shall have the ability to read and understand fundamental financial statements and shall have a working familiarity with basic finance and accounting principles.

4.	The members of the Committee shall be appointed and its Chair shall be designated by the Board, after due consideration of the recommendation of the Company’s Governance and Nominating Committee, and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by action of the Board.

5.	The Chair will chair all regular sessions of the Committee and set the agendas for committee meetings. In his absence the Chair may designate another member to serve in his place.

III.	Meetings

The Committee shall meet at least quarterly, or more frequently, as circumstances indicate. The Chair or any member of the Committee may call meetings of the Committee provided that all members of the Committee have been notified and invited to attend such meeting. A majority shall constitute a quorum of the Committee. Written minutes shall be kept of all meetings. Meetings of the Committee may be held telephonically, and the Committee may act by unanimous written consent. Unless taken by unanimous written consent, all Committee acts shall require the approval of a majority of the quorum present at a meeting.

Subject to the powers of the Committee to exclude persons, all members of the Board who are not members of the Company’s management may attend meetings of the Committee but may not vote. Additionally, the Committee may invite to its meetings any director, Company management and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities. The Committee may, at its discretion, meet in executive session with or without the presence of the independent auditors, internal auditors, or corporate officers.

The Committee members, or the Chair of the Committee on behalf of all of the Committee members, should communicate with management and the independent auditors on a quarterly basis, if applicable, in connection with their review of the Company’s financial statements.

IV.	Responsibilities and Authority

The Committee shall have the following responsibilities and authority:

A.	Financial Reports/Internal Controls

1.	Review and discuss with the internal auditors (as used in this charter, “internal auditors” shall also mean the outside internal audit firm to which internal audit functions may be outsourced) and the independent auditors, their respective annual audit plans, reports and the results of their respective audits.

2.	Review and discuss with management and the independent auditors the Company’s quarterly financial statements (if such are prepared).

3.	Review and discuss with management and the independent auditors the Company’s annual audited financial statements.

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4.	Review and discuss with management and, where appropriate, the Independent auditors, in a manner that facilitates timely compliance with applicable laws and regulations, the Company’s financial disclosures in its earnings-releases, real time disclosures, or other public financial disclosures before the same are filed, posted, disseminated or released to the public.

5.	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement, even if the Company is not subject to the rules.

6.	Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, the development, selection and disclosure of critical accounting estimates and principles and the use thereof, and analyses of the effect of alternative assumptions, estimates, principles or GAAP methods on the Company’s financial statements.

7.	Discuss with management and the independent auditors the effect of regulatory and accounting initiatives and off-balance sheet transactions (if any) on the Company’s financial statements, conditions or results and any necessary disclosures related thereto.

8.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment, risk management and insurance policies.

9.	Discuss with the independent auditors and management any audited financial statements.

10.	Ensure that the Company’s independent auditors report to the Committee all of the Company’s critical accounting policies and procedures and alternative accounting treatments of financial information in accordance with GAAP that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditors.

11.	Ensure that the Company’s independent auditors share with the Committee all material written communication between the auditors and management.

12.	Discuss with the Company’s independent auditors, internal auditors and management their assessments of the adequacy of the Company’s internal controls and disclosure controls and procedures.

13.	Assess whether management is diligently resolving any internal control weakness.

14.	Discuss with the Company’s independent auditors, internal auditors and management, as appropriate, any weaknesses or deficiencies that any of the foregoing have identified relating to financial reporting, internal controls or other related matters and their proposals for rectifying such weaknesses or deficiencies.

15.	Monitor the Company’s progress in promptly addressing and correcting any and all identified weaknesses or deficiencies in financial reporting, internal controls or related matters.

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16.	Receive periodic reports from the independent auditors and appropriate officers of the Company on significant accounting or reporting developments proposed by the Financial Accounting Standards Board or industry regulators that may impact the Company.

17.	Receive periodic reports from independent auditors and appropriate officers of the Company on significant financial reporting, internal controls or other related matters of the Company’s subsidiaries.

B.	Independent Auditors

1.	Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and the independent auditors must report directly to the Committee.

2.	Review the experience, rotation and qualifications of the senior members of the independent auditors’ team.

3.	Monitor the independence, qualifications and performance of the independent auditors by, among other things:

a.	Obtaining and reviewing a report from the independent auditors at least annually regarding (1) the independent auditors’ internal quality control procedures, (2) any material issues raised by the most recent quality-control review, and peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the same, (3) any steps taken to deal wit any such issues, and (4) all relationships between the independent auditors and the Company;

b.	Evaluating the qualifications, performance and independence of the independent auditors, including considering whether the auditors’ quality controls are adequate and whether the provision of any non-audit services is compatible with maintaining the auditors’ independence, and taking into account the opinions of management and the internal auditors;

c.	Establishing and overseeing restrictions on the actions of directors, officers, or employees of the Company in improperly influencing, coercing, manipulating or misleading the Company’s independent auditors; and

d.	If so determined by the Committee, taking additional action to satisfy itself of the qualifications, performance and independence of the auditors.

4.	Meet with the independent auditors prior to each annual audit to discuss him planning and staffing of the audit.

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5.	Pre-approve all auditing services and permitted non-audit services to be performed for the Company by the independent auditors or any other auditing or accounting firm, except as provide in this paragraph. In no event shall the independent auditors perform any non-audit services for the Company which are prohibited by the rules of the SEC or the Public Company Accounting Oversight Board (or other similar body as may be established from time to time). The Committee shall establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and shall review such guidelines with the Board. Pre-approval may be granted by action of the full Committee or, in the absence of such Committee action, by the Committee Chair whose action shall be considered to be that of the entire Committee and such pre-approval shall be reported to the entire Board prior to the commencement of non-audit services.

6.	Oversee the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least once every five years, provided that the initial rotation shall first occur with respect to the audit for the year ended December 31, 2011, and consider whether, in order to assure continuing auditor independence, it is appropriate to rotate the auditing firm itself from time to time.

7.	Monitor compliance with regulatory requirements applicable to the hiring of employees and former employees of the independent auditors.

8.	Ensure that the independent auditors have access to all necessary Company personnel, records and other resources.

C.	Internal Audit Function

1.	Review and oversee the appointment, compensation, performance and replacement of the Company’s senior internal audit executive or outside internal audit firm.

2.	Review the internal audit plan and assess whether it is consistent with the Company’s needs.

3.	Review the significant reports to management prepared by the internal auditors and management’s responses.

4.	Review and discuss with the internal auditors the results of their work (including their audit report) as well as their control risk assessment.

5.	Discuss with the independent auditors and approve the internal audit Responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

6.	Ensure that the internal auditors have access to all necessary Company personnel, records or other resources.

D.	Compliance Oversight

1.	Discuss with management and the internal auditors the Company’s processes regarding compliance with applicable laws and regulations; discuss with management the Company’s processes regarding compliance with the Company’s Codes of Conduct, Corporate Governance Guidelines and Policy Regarding Securities Trading; review reports that are generated by management, internal auditors, independent auditors and regulators (including regulatory compliance reports) regarding compliance with applicable laws and regulations and with then Company’s Codes of Conduct, Corporate Governance Guidelines and Policy Regarding Securities Trading; and fro time to time advise the Board with respect to the above (when an issue relating to compliance with the foregoing might have a material impact on the financial statements of the Company).

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2.	Review procedures designed to identify related party transactions that are material to the financial statements or otherwise require disclosure.

3.	Establish procedures and require the Company to obtain or provide the necessary resources and mechanisms for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

4.	Discuss with management and the independent auditors, as the Committee considers appropriate, any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies or compliance with the Company’s Code of Conduct, Corporate Governance Guidelines and Policy Regarding Securities Trading.

5.	Discuss with the Company’s counsel legal matters that may have material impact on the financial statements and that may have an impact on the Company’s compliance policies.

E.	General

1.	Review and assess the quality and clarity of the information provided to the Committee and make recommendations to management, the independent auditors and the internal auditors as the Committee deems appropriate from time to time for improving such materials.

2.	Form and delegate authority to subcommittees or members when appropriate.

3.	Engage and determine the compensation of independent counsel and other advisers, as the Committee deems necessary to carry out its duties.

4.	Incur and approve for payment any and all administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

5.	In performing their duties and responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

a.	One or more offices or employees of the Company whom the Committee member reasonably believes to be reliable and competent in the matters presented;

b.	Counsel, independent auditors, internal auditors or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or

c.	Another committee of the Board as to matters within its designated authority which committee the Committee member reasonably believes to merit confidence.

6.	The Company must provide for appropriate funding, as determined by the Committee, for payment of the compensation to the independent auditors and to any independent counsel and other advisers engaged by the Committee and for payment of the administrative expenses of the Committee.

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V.	Reports

Minutes of each meeting shall be kept and distributed to each member of the Committee and shall be maintained by the Secretary of the Company. In addition, the Chair of the Committee will report to the Board of Directors at each Board meeting or whenever so requested by the Board. The Chair of the Committee shall be available to answer any questions the other directors may have regarding the matters considered and actions taken by the Committee.

VI.	Annual Performance Evaluation

The Committee shall perform a review and evaluation, at least annually, of its performance and the performance of its members, including the Committee’s compliance with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

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APPENDIX B

STOCKHOLDER RESOLUTION APPROVING BY-LAW AMENDMENT

RESOLVED, that the By-Laws of Peoples Bancorp, Inc., as amended on April 30, 1997 and April 29, 1998, be hereby further amended by deleting Article III in its entirety and substituting the following in lieu thereof:

ARTICLE III

DIRECTORS AND OFFICERS

Section 1.          The affairs of the Corporation shall be managed by a Board of not less than seven (7) nor more than fourteen (14) Directors with the exact number of Directors within such minimum and maximum numbers to be fixed from time to time by the Board of Directors. Each Director shall hold office for one (1) year and until their successors have been elected and have qualified, a majority of whom shall constitute a quorum for the transaction of business.

Section 2.          It shall be the duty of the Directors, at their first meeting after their election, to qualify as Directors by taking and subscribing the oath of office as prescribed by law. It shall then be their duty to elect the necessary officers to serve for the next ensuing twelve months.

Section 3.          The Chairman of the Board, if one is elected, shall preside at all meetings of the Board of Directors and decide points of order. He shall call special meetings upon proper notice, when in his judgment it may be seen necessary to do so, or when requested by any three Directors to call any special meeting. In the absence of an elected Chairman, the duties set forth in this Section 3 shall be exercised by (a) the President, if he is also a Director, (b) in the absence of the President or if the President is not also a Director, the elected Chairman of the Executive Committee of the Board, or (c) if neither item (a) nor item (b) applies, a Director designated by the Board of Directors for such purpose.

Section 4.          The President shall superintend and direct the general management of the Corporation. It shall be his duty to transfer any property belonging to the Corporation and which the Directors have determined to transfer, or which may be necessary to be transferred in the regular course of business, by signing, executing and acknowledging in the name and under the seal of the Corporation such conveyances or releases as may be necessary and proper to carry out the engagements and business of the Corporation. It shall be his duty to perform such other duties as representative of the Corporation as he may legally be called on to do by resolution of the Board of Directors.

Section 5.          The duties of the Executive Vice-President, if one be elected, shall be the same as those of the President set forth in Section 4, to be exercised only in the absence of the President, or when the President is unable to attend to the same. The duties of the Vice-President shall be the same as those of the Executive Vice-President, to be exercised only in the absence of the President and Executive Vice-President, or when the President and Executive Vice-President are unable to attend to the same.

Section 6.          The Counsel shall have such powers and perform such duties as the Board of Directors may prescribe.

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Section 7.          The duties of the Secretary shall be to record in a book to be provided for that purpose all the proceedings, minutes and resolutions of each meeting of the stockholders and Directors.

Section 8.          The Board of Directors may elect any other officers and prescribe appropriate duties for such officers.

Section 9.          The Board may create an Executive Committee of its own members and define its duties, subject to the provisions of law.

Section 10.         The Board may create such other Committees as it deems advisable, and define their duties.

Section 11.         At any meeting of the stockholders called for the purpose, any Director may, by the vote of a majority of the shares of stock outstanding and entitled to vote, be removed from office, with or without cause, and another may be elected in place of the person so removed, to serve for the remainder of his term.

Section 12.         Indemnification. To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (1) any individual who is a present or former director or officer of the Corporation or (2) any individual who serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director or officer of such corporation or as a partner or trustee of such partnership, joint venture, trust or employee benefit plan at the request of the Corporation. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (1) or (2) above and to the employee or agent of the Corporation or a predecessor of the Corporation.

Neither the amendment nor repeal of this Section, nor the adoption or amendment of any other provision of the By-laws or charter of the Corporation inconsistent with this Section, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

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APPENDIX C

Form of Proxy

PEOPLES BANCORP, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Peoples Bancorp, Inc. (the “Company”) hereby appoints Alexander P. Rasin, III, Elizabeth A. Strong and Thomas G. Stevenson, or any of them, the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders called to convene on Wednesday, May 23, 2012 at Kent Center, Inc., 215 Scheeler Road, Chestertown, Maryland at 12:30 p.m. local time, and at any and all adjournments and postponements thereof for the purposes identified on this proxy and with discretionary authority as to any other matters that may properly come before the Annual Meeting, including substitute nominees if any of the named director nominees should be unavailable to serve for election in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement.

1.	ELECTION OF DIRECTOR NOMINEES (terms expire in 2013):

E. Jean Anthony	Robert W. Clark, Jr.	LaMonte E. Cooke	Gary B. Fellows
Herman E. Hill, Jr.	Patricia Joan Ozman Horsey	P. Patrick McClary	Alexander P. Rasin, III
Stefan R. Skipp	Thomas G. Stevenson	Elizabeth A. Strong	William G. Wheatley

☐ FOR ALL NOMINEES	☐ FOR ALL EXCEPT	☐ WITHHOLD AUTHORITY
(See instruction below)

INSTRUCTION: A withheld vote will count as a vote against a nominee. To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and strike a line through the nominee’s name in the list above.

The Board of Directors recommends a vote “FOR ALL NOMINEES” in Proposal 1.

2.	APPROVAL OF AMENDMENT TO THE COMPANY’S BY-LAWS TO CLARIFY ARTICLE III RELATING TO DUTIES OF CERTAIN OFFICERS

☐	FOR	☐	AGAINST	☐	ABSTAIN

The Board of Directors recommends a vote “FOR” approval in Proposal 2.

3.	RATIFICATION OF APPOINTMENT OF ROWLES & COMPANY, LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL YEAR 2011:

☐	FOR	☐	AGAINST	☐	ABSTAIN

The Board of Directors recommends a vote “FOR” ratification in Proposal 3.

4.	IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Shares represented by all properly executed proxies will be voted in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR ALL NOMINEES with respect to Proposal 1, FOR with respect to Proposal 2, FOR with respect to Proposal 3, and in the discretion of the proxy holders as to any other matters that properly come before the meeting.

Please sign and date on the reverse side.

If you plan to attend the luncheon meeting, please designate the number that will attend [____].

Dated , 2012
Signature

Signature

Please sign as name(s) appear(s) on stock certificate. If jointly held, all owners must sign. Executors, administrators, trustees or persons signing in such capacity should so indicate.

Important Notice Regarding the Availability of Proxy Materials

For the Stockholder Meeting to be Held on May 23, 2012:

The Proxy Statement to which this proxy relates and Peoples Bancorp, Inc.’s Annual Report to Stockholders
(including its Annual Report on Form 10-K) are available at http://materials.proxyvote.com/70978T.